                                                                  EXHIBIT (q)(1)

                                POWER OF ATTORNEY

   We, the undersigned Directors/Officers of the following investment company:

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
               AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                       AMERICAN CENTURY GROWTH FUNDS, INC.

                                  ("THE FUNDS")

hereby  constitute and appoint,  Charles A.  Etherington,  David H.  Reinmiller,
Brian L. Brogan,  Otis H. Cowan,  Janet A. Nash,  Ryan L.  Blaine,  Christine J.
Crossley,  Kathleen Gunja Nelson, and Daniel K. Richardson, each of them singly, my true and lawful attorneys-in-fact,  with full power of substitution, and with full power to each of them, (a) to sign for me and in my name in the appropriate capacities,  all Registration Statements of the Funds on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith;  (b) to make,  file, execute, amend and withdraw documents of every kind, and to take other action of whatever  kind  they may  elect,  for the  purpose  of  complying  with all laws relating to the sale of securities of the Fund; and (c) generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after
June 4, 2008.

This power of attorney may be executed in  counterparts,  each of which shall be deemed  an  original,  but all of  which  shall  constitute  one  and  the  same instrument.

     WITNESS my hand on this 4th day of June, 2008.

                                    SIGNATURE

/s/ James E. Stowers, Jr.                /s/ Gale E. Sayers
---------------------------------------  ---------------------------------------
James E. Stowers, Jr., Director          Gale E. Sayers, Director

/s/ Thomas A. Brown                      /s/ M. Jeannine Strandjord
---------------------------------------  ---------------------------------------
Thomas A. Brown, Director                M. Jeannine Strandjord, Director

/s/ Andrea C. Hall                       /s/ John R. Whitten
---------------------------------------  ---------------------------------------
Andrea C. Hall, Director                 John R. Whitten, Director

/s/ James A. Olson                       /s/ Jonathan Thomas
---------------------------------------  ---------------------------------------
James A. Olson, Director                 Jonathan Thomas, President and Director

/s/ Donald H. Pratt                      /s/ Robert J. Leach
---------------------------------------  ---------------------------------------
Donald H. Pratt, Director                Robert J. Leach, Vice President
                                         and Treasurer and
                                         Chief Financial Officer